UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 16, 2008
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BROADPOINT SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)
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New York
(State or other jurisdiction of incorporation)

0-14140
(Commission File Number)

22-2655804
(IRS Employer Identification No.)

One Penn Plaza
New York, New York
(Address of Principal Executive Offices)

10119
(Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On January 11, 2008, each of our broker-dealer subsidiaries, Broadpoint Capital, Inc. (“Broadpoint Capital”) and Broadpoint Securities, Inc. (“Broadpoint Securities” and, together with Broadpoint Capital, our “Subsidiaries”), entered into a Fully Disclosed Clearing Agreement with Ridge Clearing & Outsourcing Solutions, Inc. (“Ridge”) whereby Ridge agreed to provide certain execution and clearing services, on a fully disclosed basis, to our Subsidiaries and their customers. The initial term of Broadpoint Capital’s agreement commences upon approval of the Financial Industry Regulatory Authority and continues for three (3) years from the date that the services are first provided to Broadpoint Capital on a live basis. The initial term of Broadpoint Securities’ agreement commenced on January 11 and continues through January 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT SECURITIES GROUP, INC.

By: /s/  C. Brian Coad
C. Brian Coad
Chief Financial Officer

Dated: January 16, 2008

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